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                                                                    EXHIBIT 10.1

                               GEOCAN ENERGY INC.

                           INCENTIVE STOCK OPTION PLAN


1.       INTERPRETATION

         In this Plan (including this clause), unless there is something in the subject or context inconsistent therewith, words importing the singular number includes the plural and vice versa, words importing the masculine gender includes the feminine and neuter genders and the expressions following have the following meanings, respectively:

(a)      "ASSOCIATE" has the meaning ascribed thereto in the Securities Act;

(b)      "BOARD" means the Board of Directors of the Corporation;

(c) "COMMITTEE" means a committee of Directors appointed by the Board as contemplated by Clause 3 hereof;

(d) "COMMON SHARE" means a voting common share in the capital stock of the Corporation as constituted at April 6, 1998 and, after any adjustments pursuant to Clause 7 hereof, means the shares or other securities or property which, as a result of such adjustments and all prior adjustments pursuant to Clause 7, the holders of Options are then entitled to receive on the exercise thereof;

(e) "CORPORATION" means GEOCAN Energy Inc. and any successor or continuing corporation resulting from any form of corporate reorganization;

(f) "EARLY TERMINATION DATE" means, in respect of any Option, 4:00 p.m. (Calgary time) on the date that an Option terminates prior to the Normal Expiry Date;

(g) "EXPIRY DATE" means the Normal Expiry Date or the Early Termination Date, as the case may be;

(h)      "INSIDER" has the meaning ascribed thereto in the Securities Act;

(i)      "MARKET PRICE" at any date and in respect of an Option, means:

         (1) where the Common Shares are not listed and posted for trading on a stock exchange, the value conclusively determined by the Board or Committee, as the case may be, on the Option Date; or

         (2) where the Common Shares are listed and posted for trading on a stock exchange, either:

                  (A) the closing price of the Common Shares on the principal stock exchange on which they are traded on the last business day preceding the Option Date; or



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                  (B)      if the Common Shares did not trade on the last
                           business day preceding the Option Date, the average of the bid and ask prices in respect of the Common Shares at the close of trading on the such date on the principal stock exchange on which the Common Shares are listed and posted for trading;

(j) "NORMAL EXPIRY DATE" means, in respect of any Option, 4:00 p.m. (Calgary time) on the date determined by the Corporation and specified in the particular Option Agreement on which the Option would normally terminate, which date may not be later than five years after the Option Date;

(k) "OPTION" means a right to purchase Common Shares pursuant to the Plan and an Option Agreement;

(l) "OPTION AGREEMENT" means an agreement entered into between the Corporation and a Participant pursuant to which an Option is granted to a Participant and which contains such provisions not inconsistent with the Plan as the Board or the Committee may determine;

(m) "OPTION DATE" means the date on which an Option is granted by the Corporation to a Participant which for greater certainty is:

         (1) where prior notice is required under the policies of the principal stock exchange on which the Common Shares are listed and posted for trading in connection with regulatory approval for the grant of the Option, the date of notice to such stock exchange of such proposed grant; or

         (2) in all other cases, the date on which the grant of the Option is approved by the Board or the Committee, as the case may be;

(n) "OPTION SHARES" means the Common Shares which a Participant is entitled to purchase under an Option whether or not the rights to purchase all such Common Shares have vested in and to the Optionee;

(o) "OPTIONEE" means a Participant who has entered into an Option Agreement with the Corporation;

(p) "PARTICIPANT" means, on any date, a person who is at least one of the following:

         (1) a person who is regularly employed by the Corporation or one of its subsidiaries on that date;

         (2) an officer of the Corporation or one of its subsidiaries on that date;

         (3) a director of the Corporation or one of its subsidiaries on that date;

         (4) a consultant or advisor to the Corporation or one of its subsidiaries on that date; or

         (5) or to a corporation, the shares of which are wholly owned by a person described in subclause (i), (ii), (iii) or (iv);


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(q)      "PLAN" means the Corporation's "Incentive Stock Option Plan" embodied herein, as from time to time amended;

(r) "PURCHASE PRICE" means the purchase price of Option Shares under an Option Agreement determined as provided in subclause 6(b) of this Plan; and

(s)      "SECURITIES ACT" means the Securities Act (Alberta), as amended.


2.       PURPOSE OF THE PLAN

         The purpose of the Plan is to develop the interest of Optionees in the growth and development of the Corporation by providing such persons with the incentive and opportunity to acquire an increased proprietary interest in the Corporation and to better enable the Corporation and its subsidiaries to attract and retain persons of desired experience and ability.


3.       ADMINISTRATION, PARTICIPANTS AND ALLOTMENTS

(a) The Board will administer the Plan. The Board may at any time or from time to time delegate to a Committee the responsibility for administering the Plan or elements thereof. The Board, or the Committee if so empowered, will determine from time to time those Participants to whom Options should be granted, the Normal Expiry Date, the number of Common Shares which should be optioned from time to time to any Participant, the Purchase Price and such other terms and conditions of the Option Agreement, not inconsistent with the Plan, as the Board or the Committee in its discretion may determine. The Board or the Committee may prescribe rules and regulations relating to the Plan and any Options granted hereunder and may approve the form and content and prescribe the use of such forms of applications, directions, powers of attorney, and other documents or instruments, either generally or in specific cases, as may be deemed necessary or advisable, for the grant or issuance of Options under the Plan and for the proper administration and operation of the Plan. The Board or the Committee will review the Plan from time to time with a view to making revisions to it, granting additional Options and, in the case of the Committee, making appropriate recommendations to the Board. Nothing contained in the Plan or in any resolution adopted or to be adopted by the Board or by the Committee constitutes an Option hereunder. An Option granted by the Board or the Committee to a Participant pursuant to the Plan is subject to, and is of no force and effect until, the execution and delivery of, an Option Agreement by both the Corporation and such Participant.

(b) The Corporation is responsible for all costs of administration of the Plan.

(c) The implementation of the Plan, the grant or exercise of any Options pursuant to the Plan and, from time to time, the operation and administration of the Plan is subject to receipt by the Corporation of all necessary approvals, advance rulings, exemptions or registrations required or deemed advisable under applicable law or regulatory policy including without limiting the generality of the foregoing, all necessary approvals or registrations required by any and all stock exchanges upon which the Common Shares are listed and posted for trading.


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(d)      The Board or the Committee, as the case may be, may at any time and subject to regulatory approvals:

         (1)      discontinue or terminate the Plan; or

         (2) amend or revise the terms and conditions of the Plan; amend or revise the terms and conditions of the Plan and any outstanding Options granted under the Plan,

         provided that no such action adversely affects any Options previously granted under the Plan or the rights of Optionees in respect of those Options without the prior written consent or agreement of those Optionees.

4.       COMMON SHARES SUBJECT TO PLAN

         The aggregate number of Option Shares for which Options have been granted under the Plan must not exceed 10% of the issued and outstanding Common Shares on the Option Date so long as:

(a) Options under the Plan held in the aggregate by Insiders (and Associates thereof) together with any other share compensation arrangements do not result in the issue to Insiders (and Associates thereof) within a one-year period, of a number of Option Shares exceeding 10% of the total number of issued and outstanding Common Shares;

(b) Options under the plan held by any one Insider (and Associates thereof) together with any other share compensation arrangements available to such Insider (and Associates thereof) do not result in the issuance to such Insider (and Associates thereof) of a number of Option Shares exceeding 5% of the issued and outstanding Common Shares; and

(c) the number of Option Shares that may be reserved for allotment to one person pursuant to Options must not exceed 5% of the issued and outstanding Common Shares.

            For the purposes hereof, the number of issued and outstanding Common Shares is determined as the number of Common Shares that are issued and outstanding immediately prior to a proposed grant of Options excluding Common Shares issued pursuant to share compensation arrangements during the preceding one-year period.


5.       PARTICIPATION VOLUNTARY

            Participation in the Plan by a Participant is entirely voluntary and does not affect the Participant's employment or continued retainer by, or other engagement with, the Corporation or its subsidiaries. None of the Plan or any Options granted under the Plan of itself gives any Participant the right to continue to be an employee, officer, director or consultant of the Corporation or any subsidiary thereof. None of the terms and conditions governing the Option are affected by any change in the Optionee's employment by or engagement with the Corporation so long as the Optionee continues to be a Participant.



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6.       CERTAIN TERMS OF OPTION AGREEMENTS

         In order to constitute a valid Option granted under this Plan, the Optionee and the Corporation must enter into an Option Agreement in the form acceptable to the Board or the Committee, as the case may be.

         An Option Agreement may, in respect of any Option, specify a number or percentage of Option Shares that the Participant may exercise in any specified period, year or number of years. In addition, Option Agreements are deemed to contain the following provisions with respect to the exercise of Options under the Plan:

(a) An Option under the Plan is only exercisable for a minimum of 100 Common Shares at any one time.

(b) The Purchase Price must not be less than the Market Price on the Option Date, subject always to:

         (1) the discount from the Market Price allowed under the policies, rules or by-laws of the applicable stock exchange(s) on which the Common Shares are listed and posted for trading, which discount is to be considered in setting the Purchase Price wholly at the discretion of the Board or Committee, as the case may be; and

         (2)      a minimum Purchase Price of $0.10,

         and upon exercise of the Option must be paid in full in respect of those Option Shares being acquired in Canadian funds by cash, certified cheque or bank draft payable to or to the order of the Corporation at the time of exercise.

(c) Each Option terminates on its Normal Expiry Date but subject always to the provisions of subclause 6(d) of this Plan.

(d) If, after the Option Date and on or before the exercise in full of the Option or the Normal Expiry Date, the Optionee ceases to be a
         Participant:

         (1) by reason of the Optionee's permanent physical or mental disability, or death, then such Optionee's Option may be exercised to purchase the total number of Option Shares not previously purchased by the Optionee whether or not the rights to purchase some or all of those Option Shares have previously vested in and are exercisable by the Optionee as at the date of such ceasing to be a Participant, provided such exercise occurs at any time on or before the earlier of the Normal Expiry Date and the date that is 12 months after the date the Optionee ceases to be a Participant due to such permanent physical or mental disability, or death. Thereafter, the Option and all unexercised rights to acquire Option Shares thereunder cease and expire and are of no further force and effect. For greater certainty but without limiting the generality of the foregoing, if the Optionee is deemed to be an employee of the Corporation pursuant to a medical or disability plan of the Corporation or a subsidiary thereof, the Optionee is deemed to be an employee for the purpose of the Plan and the Option; or


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         (2)      for any reason other than the Optionee's permanent physical or mental disability, or death, and the Optionee's termination occurs without notice or entitlement to a period of notice of such termination or compensation in lieu thereof, the Optionee may exercise the Option to purchase Option Shares not previously purchased by the Optionee but only to the extent that rights to purchase Option Shares have vested in and are exercisable by the Optionee as at the date of such ceasing to be a Participant, provided that such exercise occurs at any time on or before the earlier of the Normal Expiry Date and the date that the Optionee ceases to be a Participant. Thereafter, the Option and all unexercised rights to acquire Option Shares thereunder, whether or not such rights have vested to and in favour of the Optionee, cease and expire and are of no further force and effect; or

         (3) for any reason other than the Optionee's permanent physical or mental disability, death, or termination without notice or compensation in lieu thereof, and the Optionee is entitled to reasonable notice of termination or compensation in lieu thereof, then:

                  (A) the Optionee may exercise the Option to purchase Option Shares not previously purchased by the Optionee but only to the extent that rights to purchase Option Shares have vested in and are exercisable by the Optionee on or before the date of such ceasing to be a Participant, provided that such exercise occurs at any time on or before the earlier of the Normal Expiry Date and:

                           (i) where the Optionee is given a reasonable period of notice prior to termination, the date the Optionee ceases to be a Participant; or

                           (ii) where the Optionee is paid compensation in lieu of reasonable notice of termination, the date that is 21 days after the Optionee ceases to be a Participant; and

                  (B)      the Optionee is not entitled:

                           (i) to further time to exercise the Option during such reasonable notice period or during such specific notice period; or

                           (ii) compensation in lieu thereof by way of general damages, or special damages, whether in contract, tort or otherwise.

                           Thereafter, the Option and all unexercised rights to acquire Option Shares thereunder, whether or not such rights have vested to and in favour of the Optionee, cease and expire and are of no further force and effect.

(e) With respect to subclause 6(d)(i), the rights under the Option exercisable after the death or disability of the Optionee, as therein specified, may be exercised by the person or persons to whom the Optionee's rights under the applicable Option Agreement pass by will or applicable law or, if no such person has such right, by the deceased or disabled Optionee's legal representatives.


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(f)      An Optionee has no rights whatsoever as a shareholder in respect of any of the Option Shares (including any right to receive dividends or other distributions therefrom or thereon) other than in respect of Common Shares in respect of which the Optionee has exercised his Option to purchase thereunder, which the Optionee has actually taken up and paid for, and which have been duly issued to the Optionee and are outstanding as fully paid and non-assessable Common Shares.


7.       CHANGES IN STOCK

         In the event:

(a) of any change or proposed change in the Common Shares through subdivision, consolidation, reclassification, amalgamation, merger or otherwise;

(b) of any issuance, dividend or distribution to all or substantially all the holders of Common Shares of any shares, securities, property or assets of the Corporation other than in the ordinary course;

(c) that any rights are granted to holders of Common Shares to purchase Common Shares at prices materially below fair market value; or

(d) that as a result of any recapitalization, merger, consolidation or otherwise the Common Shares are converted into or exchangeable for any other shares or securities;

then in any such case:

(e) the Board will proportionately adjust the number of Option Shares available for Options, the number of Option Shares covered by outstanding Options, the securities or other property that may be acquired upon the exercise of an Option and the price per Option Share in such Option, or one or more of the foregoing, to prevent substantial dilution or enlargement of the rights granted to, or available for, Optionees/Participants; and

(f)      the Board, in its discretion, may determine that:

         (1) all or any part of the unexercised and unvested outstanding Options granted under the Plan vest and are exercisable on a date specified by the Board and the unexercised and unvested portion of such Options are thereupon deemed to have been vested and are exercisable on and after the date so specified in respect of any and all Option Shares for which the Optionee has not exercised the Option (notwithstanding that an Option Agreement states that those Options are exercisable only during a later period or year); or

         (2) such Options may be exercisable for a limited period of time only and, if so, the Board will determine such period of time,

         and such determination or limitation, once made or set, is deemed to be incorporated into the applicable Option Agreement(s).


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8.            TAKEOVER BID

              Notwithstanding the terms of any Option Agreement and Clause 6 of this Plan:

(a) where an unsolicited Offer for the Common Shares is made, all unexercised and unvested outstanding Options granted under the Plan vest and become immediately exercisable in respect of any and all Option Shares for which the Optionee has not exercised the Option (notwithstanding that an Option Agreement states that those Options are exercisable only during a later period or year); or

(b) where an Offer for the Common Shares (other than an unsolicited Offer) is made, the Board may by resolution and subject to regulatory approval accelerate the unmatured portions of any outstanding Options so that any unexercised and unvested Options granted under the Plan vest and become exercisable on such terms as the Board so determines (notwithstanding that an Option Agreement states that those Options are exercisable only during a later period or year).

For the purposes hereof, "Offer" means an offer made generally to the holders of the Corporation's voting securities in one or more jurisdictions to acquire, directly or indirectly, voting securities of the Corporation and which is in the nature of a "takeover bid" as defined in the Securities Act and, where the Common Shares are listed and posted for trading on a stock exchange, not exempt from the formal bid requirements of the Securities Act. For the purposes hereof, an "unsolicited Offer" means an Offer in respect of which neither the Board nor management of the Corporation solicited, sought out, or otherwise arranged for the offeror party to make such Offer. Any Option remaining unexercised following the earlier of the withdrawal of such Offer and the expiry of such Offer in accordance with its terms again becomes vested or unvested subject to the original terms of the Option Agreement as if the Offer had not been made.


9.            SALE OF ASSETS OR CHANGE IN CONTROL

              Notwithstanding the terms of any Option Agreement and Clause 6 of this Plan, if:

(a) the Corporation sells or otherwise disposes of all or substantially of its assets; or

(b) any person who does not hold more than 20% of the issued and outstanding Common Shares acquires more than 20% of the outstanding Common Shares without the prior consent of the Board, in any way other than by way of takeover bid (which circumstance is addressed in Clause 8 of this Plan), all unexercised, unvested and outstanding Options granted under the Plan vest and are immediately exercisable in respect of any and all Option Shares for which the Optionee has not exercised the Option (notwithstanding that an Option Agreement states that those Options are exercisable only during a later period or year). The Board, in its discretion, may determine whether such Options may be exercisable for a limited period of time only and, if so, the Board will determine such period of time and such determination or limitation, once made or set, is deemed to be incorporated into the applicable Option Agreement(s).


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10.           COMMON SHARES FULLY PAID AND NON-ASSESSABLE

              All Common Shares issued upon the exercise of any Option are to be issued as fully paid and non-assessable Common Shares.


11.           CONDITIONS OF ISSUANCE OF SHARES

(a) If at any time the Board or Committee (as the case may be) determines, in its discretion that:

         (1) the registration or qualification of the Common Shares which are the subject of any Option Agreement upon, or the consent or approval of, any securities exchange or any stock exchange upon which the Common Shares are listed;

         (2) the registration or qualification under any laws of Canada or any Province thereof or of the United States or any state thereof or the consent or approval of any regulatory authority thereof;

         (3) evidence (in form and content satisfactory to the Board) of the investment intent of the Optionee; or

         (4) an undertaking of the Optionee as to the sale or disposition of such Option Shares that may purchased pursuant to an Option Agreement to the effect that such Option Shares once purchased are not to be traded by the Optionee for a specified period of time, is necessary or desirable as a condition of the issuance of any Option Shares pursuant to any Option Agreement, then the issuance of any Common Shares is not to be made unless and until such registration, qualification, consent, approval, evidence or undertaking has been effected or obtained free of any condition not acceptable to the Board or Committee.

(b) Any trade by the Optionee in any Common Shares issued to the Optionee pursuant to the Plan including, without limiting the generality of the foregoing, any sale or disposition for valuable consideration, and any transfer, pledge or encumbrance of any Common Shares issued to an Optionee pursuant to the Plan, is subject to such regulatory approvals and other restrictions under applicable securities laws and regulatory policies as may be required at the time of such trade. Accordingly, the Corporation makes no representation as to the ability of any Optionee to trade in such Common Shares.

(c) The Corporation cannot assure a profit or protect the Optionee against a loss on the Common Shares purchased under the Plan. The Corporation assumes no responsibility relating to any tax liability of the Optionee by reason of the exercise of any Option or any subsequent trade.




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12.           ACCOUNTS AND STATEMENTS

              The Corporation will maintain records indicating the number of Options granted to each Optionee and the number of Options exercised under the Plan. Upon written request from an Optionee, the Corporation will furnish to that Optionee a statement indicating the number of Options held on his behalf.


13.           INTERPRETATION, AMENDMENT AND DISCONTINUANCE

              The Board may interpret the Plan, prescribe, amend or rescind rules and regulations relating to it, and make all other determinations necessary or advisable for its administration. In the event of a conflict between the terms of the Plan and an Option Agreement, the terms of the Plan prevail. The Board may from time to time alter, suspend or discontinue the Plan provided that such alteration, suspension or discontinuance does not, except as specifically noted in this Plan or the Option Agreement, alter or impair any Option such Optionee may have under any Option Agreement previously executed and delivered by the Corporation and such Optionee. Any amendment to this Plan is subject to receipt of any necessary regulatory approvals and any amendment required by applicable law or regulatory policy to be approved by shareholders does not become effective until so approved. Subject to the foregoing provisions of this Clause, the Board may terminate the Plan at any time and, upon such termination, any outstanding Option remains exercisable in accordance with its terms as specified herein and in the Option Agreement.

14.           WAIVER

              No waiver by the Corporation of any term of this Plan or any breach thereof by an Optionee is effective or binding on the Corporation unless the same is expressed in writing and any waiver so expressed does not limit or affect its rights with respect to any other or future breach.

15.           NOTICES

              The manner of giving notices to the Corporation or to an Optionee is to be specified in the Option Agreement with such Optionee.


16.               GENERAL

(a) This Plan and each Option granted under the Plan are to be governed by and construed in accordance with the laws of the Province of Alberta and any Option Agreement entered into pursuant to the Plan is to be treated in all respects as an Alberta contact.

(b) Nothing contained herein restricts or limits or is deemed to restrict or limit the rights or powers of the Board in connection with any allotment and issuance of shares in the capital stock of the Corporation which are not reserved for issuance hereunder.



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(c)      The Plan and any Option Agreement entered into pursuant hereto enure to the benefit of and are binding upon the Corporation, its successors and assigns. The interest of any Optionee hereunder or under any Option Agreement is not transferable or alienable by the Optionee either by assignment or in any other manner whatsoever and, during his lifetime, is vested only in him, but, subject to the terms hereof and of the Option Agreement, enures to the benefit of and is binding upon the legal personal representatives of the Optionee.


17.           SHAREHOLDER APPROVAL AND EFFECTIVE DATE

              Although this Plan is effective as and from, and the effective date of the Plan is, April 6, 1998, each of the Option Agreements in respect of Options granted pursuant to this Plan is to contain a restriction to the effect that, where the Common Shares are listed and posted for trading on a stock exchange, no Common Shares are to be issued pursuant to the exercise of Option unless and until this Plan is approved by shareholders of the Corporation (such restriction to be removed or deemed hereby to be of no further effect once shareholder approval is obtained).

              DATED at Calgary, Alberta this 6th day of April, 1998.


                                            On behalf of the Board of Directors
                                            of GEOCAN ENERGY INC.



                                            ------------------------------------
                                            Wayne S. Wadley, President



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                             STOCK OPTION AGREEMENT


                  THIS AGREEMENT dated the 4th day of December, 2000.

BETWEEN:

                  GEOCAN ENERGY INC., a body corporate incorporated under the laws of the Province of Alberta (the "Corporation")

AND

                  LILIANA I. CAVERO, of the City of Calgary, in the Province of Alberta (the "Optionee")

WHEREAS:

A. The Corporation adopted an incentive stock option plan effective April 6, 1998 (which stock option plan, as may be amended from time to time, is the "Plan"); and

B. The Board of Directors of the Corporation has approved the granting to the Optionee of a stock option to purchase shares of the Corporation under the Plan;

                  IN CONSIDERATION OF THE MUTUAL PREMISES CONTAINED IN THIS AGREEMENT, THE PARTIES AGREE AS FOLLOWS:

1. Pursuant to the provisions of the Plan, the Corporation hereby grants to the Participant, on the terms and conditions contained herein, an irrevocable right (the "Option") to purchase from the Corporation an aggregate of 4,000 Common Shares (the "Option Shares"), at the price of $0.47 per share exerciseable to the number of Option Shares and within the periods of time set forth in Sections 3 and 4 of this Option Agreement.

2. The Option granted hereby is subject to the terms and conditions of this Agreement and as contained in the Plan. The Plan is incorporated into and made a part of this Option Agreement. Unless there is something inconsistent in the subject or context, or unless otherwise provided in this Option Agreement, each of the capitalized expressions used in this Option Agreement has the same meaning ascribed to it in the Plan. A copy of the current form of the Plan is annexed to this Agreement as Exhibit "A".

3. Subject to the limitations on exercise and termination contained in the Plan and Section 4 of this Option Agreement, the Optionee may exercise the Option at any time after the Option Date (being the date of this Option Agreement) and before 4:00 p.m. (Calgary time) on December 4, 2005 (the "Normal Expiry Date"). At 4:00 p.m. (Calgary time) on the Normal Expiry Date, the Option terminates and is of no further force or effect in respect of those Option Shares for which the Option has not been exercised.



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                                       -2-



4. Subject to the provisions of the Plan as to early exercise or termination of the Option, the Optionee may, after the Option Date, exercise the Option in whole or in part to purchase up to the total number of Option Shares during each consecutive 12 month period ending on or before the next anniversary of the Option Date ("Exercise Year"). The last Exercise Year of the Option may be shorter than 12 consecutive months if the Normal Expiry Date or other termination event occurs before then.

5. Subject to the provisions of the Plan, the Optionee or his legal personal representative may exercise the Option by giving a written notice (the "Notice") to the Corporation substantially in the form of Exhibit "B". In the Notice, the Optionee will specify the number of Option Shares being purchased. Concurrently, the Optionee will deliver payment, by cash, certified cheque or bank draft, in the full amount of the Purchase Price for the number of Option Shares specified in the Notice. Within 10 days after the Corporation's receipt of the Notice, the Corporation will deliver (or cause to be delivered) to the Optionee or his legal personal representatives, or as the Optionee or his legal personal representatives may otherwise direct in the Notice, one or more certificates in the name of the Optionee or his legal personal representatives, representing the aggregate number of Option Shares that have been paid for by the Optionee or his legal personal representatives.

6. Nothing contained in the Plan or this Option Agreement requires the Optionee to purchase any Option Shares except those Option Shares in respect of which the Optionee has exercised his Option to purchase in the manner provided in Section 5 of this Option Agreement.

7. Where the Common Shares are listed and posted for trading on a stock exchange, the Optionee acknowledges and agrees that no Common Shares are to be issued pursuant to the exercise of the Option unless and until the Plan is approved by shareholders of the Corporation (such restriction to be removed once such shareholder approval is obtained).

8. The Optionee has no rights as a shareholder for any of the Option Shares, including without limitation the right to receive dividends or other distributions thereon, other than in respect of those Option Shares for which the Optionee has exercised this Option and has actually taken up and paid for in the manner provided in Section 5 of this Option Agreement.

9. If a conflict arises between the Plan and this Option Agreement, the terms and conditions governing the Option are as set out in the Plan. The Corporation and the Optionee will refer to the Board any questions, conflicts or disputes arising under the Plan or this Option Agreement as to the interpretation, construction or enforcement of the Option and agree that the Board's decision is final and binding on the parties.

10. All notices and other communications under this Option Agreement or the Plan are deemed to have been sufficiently given if personally delivered, if given by telecommunication facsimile at the number indicated below or, if mailed by registered prepaid post addressed as follows:

         (a) If to the Corporation, 800, 717 - 7th Avenue S.W., Calgary, Alberta T2P OZ3; or

         (b) If to the Optionee, at the address specified for the Optionee in the records of the Corporation.

         A notice or other communication delivered personally is deemed to have been received as soon as actual delivery has been made at the address above. A notice or other communication given by telecommunication facsimile is deemed to have been given on the date that confirmation of transmission is received by the sender. A notice or other communication mailed is deemed to have been given on the third business day after the day it is posted in any post office in the Province of Alberta. Either party to this Agreement may, at any time, change its address for service by notice given in the manner set out in this Option Agreement.

11. This Agreement enures to the benefit of and is binding upon the Corporation, its successors and assigns, and the Optionee and his legal personal representatives to the extent provided in the Plan. Neither the Option nor this Option Agreement is assignable by the Optionee or his legal personal representatives.

12.      Time is of the essence of this Option Agreement.

13. In this Option Agreement words importing the masculine gender include the feminine and vice versa. Similarly, words importing the singular include the plural and vice versa.

14. This Option Agreement and the Option are subject to and are to be construed in accordance with the laws of the Province of Alberta.

                  IN WITNESS WHEREOF the parties hereto have signed and delivered this Option Agreement as of the date first above written.

SIGNED AND DELIVERED                )
in the presence of:                 )
                                    )
------------------------------------       )     -------------------------------

-------
Witness                                    LILIANA I. CAVERO


                                           GEOCAN ENERGY INC.


                                           Per:
                                                --------------------------------
                                                   President